Exhibit 99.11

Name	Scheduled Amount	POC	POC Amt	Class 4 Claim Amount	Comments
116 Renner Partners, LLC	$51,869.13	4	$59,108.22	$11,356.32	Lease Debt Objection has been filed
Aberdeen Township Police Department	$120.00			$120.00	Deferred Warranty
Absolute Sales International (v)	$250.00			$250.00	trade payable
Advanced Electronic Design	$60,051.67	26	$60,051.67	$60,051.67	trade payable
Advanced Image Tek	$555.00			$555.00	trade payable
Alaska State Patrol	$3,141.67			$3,141.67	Deferred Warranty
ALPHA CAPITAL	$0.00			$0.00	Broker
ALPINE SECURITIES	$0.00			$0.00	Broker
American Express Travel Related Services Co., Inc.	$53,026.55	33	$53,017.80	$53,017.80	trade payable
AMERIPRISE FINANCIAL	$0.00			$0.00	Broker
Ancom Communications, Inc. (v)	$480.00			$480.00	trade payable
Antrim County Sheriff	$1,345.00			$1,345.00	Deferred Warranty
Arizona State University PD	$4,800.00			$4,800.00	Deferred Warranty
Arizona State University PD	$1,297.28			$1,297.28	Installations
Arkansas City Police Department	$4,572.00	66	$3,666.18	$3,666.18	Deferred warranty
Arroyo Grande Police Dept	$617.85			$617.85	Deferred Warranty
Asheville Airport Police Department	$1,890.00			$1,890.00	Deferred Warranty
ASI	$999.75			$999.75	trade payable
ASSENT	$0.00			$0.00	Broker
AT&T	$260.25			$260.25	trade payable
AT&T	$1,460.15			$1,460.15	Utility services
ATMOS ENERGY	$1,460.15	8	$1,686.00	$1,686.00	trade payable
Avatar Engineering, Inc.	$2,700.00			$2,700.00	trade payable
Avnet, Inc.	$33,342.24	30	$33,579.84	$33,579.84	trade payable
Balcones Heights Police Department	$689.19			$689.19	Deferred Warranty
Ball Police Department	$1,181.50			$1,181.50	Deferred Warranty
Barberton Police Department	$1,356.34			$1,356.34	Deferred Warranty
Beaufort Police Department	$1,170.00			$1,170.00	Installations
Bell Microproducts	$237.60			$237.60	trade payable
Belleville Police Department	$100.00			$100.00	Deferred Warranty
Beloit Police Department	$495.55			$495.55	Deferred Warranty
Benton County Sheriff's Office	$10,290.00			$10,290.00	Deferred Warranty
Benton County Sheriff's Office (WA)	$57,786.21			$57,786.21	Deferred Warranty
Berkeley Heights Police Dept	$1,080.00			$1,080.00	Deferred Warranty
Big Rapids PD	$795.00			$795.00	Deferred Warranty
Bill Ireland & Associates, Inc.	$122.85			$122.85	trade payable
Bloomfield Police Department	$1,200.00			$1,200.00	Deferred Warranty
Blue Ridge Parkway HQ	$3,180.00			$3,180.00	Deferred Warranty
Blytheville Police Department	$10,945.74			$10,945.74	Deferred Warranty
BMO NESBITT BURNS INC.	$0.00			$0.00	Broker
BNY MELLON	$0.00			$0.00	Broker
Bob Allen Ford	$344.96			$344.96	trade payable
Boone Brothers Roofing, Inc.	$322.25			$322.25	trade payable
Borough of Fair Lawn, New Jersey (Police Department)	$5,792.50	70	$5,792.50	$5,792.50	Deferred Warranty
Borough of West Chester/West Chester PD	$1,353.33	20	$30,000.00	$1,353.33	Deferred Warranty. Debtor has objected to Claim.
Borough of Woodbury Hts PD	$1,750.00			$1,750.00	Installations
Boswell Police Department	$147.56			$147.56	Deferred Warranty
Brentwood PD	$3,791.67			$3,791.67	Deferred Warranty
Brentwood PD	$3,045.00			$3,045.00	Installations
BROWN BROTHERS HARRIMAN & CO.	$0.00			$0.00	Broker
BUSE INDUSTRIES, INC.	$7,564.78	19	$7,564.78	$7,564.78	trade payable
CBIZ MHM, LLC	$8,216.50			$8,216.50	trade payable
CDW	$849.75			$849.75	trade payable
Cedar Rapids Police Department	$11,660.00			$11,660.00	Deferred Warranty
Charles County Sheriffs Office	$6,996.00			$6,996.00	Deferred Warranty
CHARLES SCHWAB & CO.	$0.00			$0.00	Broker
Charleston Light & Siren, LLC	$599.70			$599.70	trade payable
Childress, Dave	$1,392.75			$788.79	Unsecured portion of wage claim.
Childress, Shane	$19,775.00			$19,775.00	trade payable
CIBC WORLD MARKETS	$0.00			$0.00	Broker
Circuit Design Specialties, Inc.	$4,227.60	63	$5,219.75	$5,219.75	trade payable/scheduled as CDS
CITIGROUP GLOBAL MARKETS	$0.00			$0.00	Broker
City of Eagle Grove, Iowa ( Police Department)	$268.60	58	$20,847.85	$268.60	Deferred Warranty. Debtor has objected to Claim.
City of Jacksonville (Police Department)	$8,105.40	31	$8,532.00	$8,105.40	Deferred Warranty. Debtor has objected to Claim.
City of Lenexa	$69.00			$69.00	trade payable
City of Pineville, Louisiana (Pineville Police Department)	$7,664.25	64	$6,400.00	$6,400.00	Deferred Warranty
Comal County Sheriff's Office	$11,633.17			$11,633.17	Deferred Warranty
Communications & Emergency Products, Inc	$656.25			$656.25	Deferred Warranty
Computershare	$0.00			$0.00	Transfer Agent for pulbicly traded stock. For notice purposes only
Computershare Inc.	$1,500.00			$1,500.00	trade payable
Conference America	$315.26			$315.26	Services
Conference America	$315.26			$315.26	trade payable
Consensus Research Group Inc.	$1,274.40			$1,274.40	trade payable
Contract Furnishings, Inc.	$384.42			$384.42	trade payable
Copley Township Police Dept	$1,625.00			$1,625.00	Installations
Council Bluffs Police Department	$268.60			$268.60	Deferred Warranty
Crane Police Department	$1,010.60			$1,010.60	Deferred Warranty
Cranford Police Department	$1,013.83			$1,013.83	Deferred Warranty
Creative Comm. Sales & Rentals	$1,300.00			$1,300.00	trade payable
Crutchfield	$2,249.50			$2,249.50	trade payable
Damian Gilsenan dba Sleight Consulting	$4,000.00	14	$3,450.00	$3,450.00	trade payable
DC Consulting LLC	$5,000.00	56	$10,000.00	$10,000.00	trade payable
Dell, Inc.	$22,204.91	17	$22,159.92	$22,159.92	trade payable
Department of Information Resoures	$683.14	59	$683.14	$683.14	trade payable
Developed Dimension Info Tech	$6,770.83			$6,770.83	Deferred Warranty
DHS/Customs and Border Protection	$65,520.00			$65,520.00	Deferred Warranty
DHS/Customs and Border Protection	$2,925.00			$2,925.00	Installations
Diboll Police Department	$4,331.09			$4,331.09	Deferred Warranty
Digi-Key	$40.91	41	$40.91	$40.91	trade payable
DIGITAL SAFETY TECHNOLOGIES	$0.00			$0.00	For Notice Purposes Only
Douglas R Knop Agency	$706.00			$706.00	trade payable
Dover Police Department	$4,054.50			$4,054.50	Deferred Warranty
Dugway Proving Grounds	$758.40			$758.40	Deferred Warranty
Durango Police Department	$2,800.00			$2,800.00	Deferred Warranty
Durango Police Department	$1,000.00			$1,000.00	Installations
E*TRADE SECURITIES LLC	$0.00			$0.00	Broker
East Brandywine Township Police	$6,816.25			$6,816.25	Deferred Warranty
Elsevier, Inc.	$2,715.75			$2,715.75	trade payable
Eurotech	$41,400.00			$41,400.00	Inventory not received
Fab Tech, Inc.	$1,094.37	40	$1,094.37	$1,094.37	trade payable
Falcon Design & Manufacturing	$3,349.68			$3,349.68	trade payable
Falls Church Police Department	$113.24			$113.24	Deferred Warranty
Falls Church Police Department	$700.00			$700.00	Installations
FedEx Freight, Inc.	$536.00	15	$536.00	$536.00	trade payable
FedEx Office	$510.63	24	$585.63	$585.63	trade payable
FedEx Tech Connect, Inc. as assignee of FedEx Express/Fed Ex Ground	$10,019.32	34	$10,126.53	$10,126.53	trade payable
Fin-Con Assembly Group	$832.33	55	$832.33	$832.33	trade payable
FIRST CLEARING	$0.00			$0.00	Broker
FIRST SOUTHWEST COMPANY	$0.00			$0.00	Broker
Fleet Auto Supply:Trumbull PD - CT	$2,703.00			$2,703.00	Deferred Warranty
Forest Park Police Department	$1,391.25			$1,391.25	Deferred Warranty
Fort Polk Police Department	$31,890.00			$31,890.00	Deferred Warranty
Fort Sill Police Department	$19,352.00			$19,352.00	Deferred Warranty
Fruitland Police Department	$242.77			$242.77	Deferred Warranty
Ft. Polk Police Department	$39,502.50			$39,502.50	Deferred Warranty
Future Electronics Corp.	$2,218.53	2	$2,218.53	$2,218.53	trade payable
Gaithersburg Police Department	$7,835.45			$7,835.45	Deferred Warranty
Garden City Police Department	$1,264.00			$1,264.00	Deferred Warranty
General Communications, Inc.	$3.75			$3.75	trade payable
Gilberts Police Department	$540.60			$540.60	Deferred Warranty
Gillespie County Sheriff's Dept	$18,156.25			$18,156.25	Deferred Warranty
Global Mounting Solutions, Inc.	$2,925.00			$2,925.00	trade payable
GOLDMAN SACHS EXECUTION & CLEARING	$0.00			$0.00	Broker
Granby Police Department	$100.00			$100.00	Deferred Warranty
Grand Haven Department of Public Safety	$7,475.05			$7,475.05	Deferred Warranty
Graybill Communications	$1,007.00			$1,007.00	Deferred Warranty
Great Falls Police Department	$8,690.00			$8,690.00	Deferred Warranty
Gregg County Sheriff's	$19,112.50			$19,112.50	Deferred Warranty
Grosse Pointe Shores Police	$276.13			$276.13	Deferred Warranty
Guernsey County Sheriff	$4,200.00			$4,200.00	Deferred Warranty
Hammond Police Department	$2,708.83			$2,708.83	Deferred Warranty
Heartland Consulting Group, Inc.	$250.00			$250.00	trade payable
Henderson County Sheriff's Department	$700.00			$700.00	Deferred Warranty
Hendersonville Police Department	$16,990.26			$16,990.26	Deferred Warranty
High Point Police Department	$3,000.00			$3,000.00	Deferred Warranty
HOLD BROTHERS INVESTMENT SVCS.	$0.00			$0.00	Broker
Hollywood Park Police Department	$2,136.96			$2,136.96	Deferred Warranty
Homewood Police Department	$575.00			$575.00	Deferred Warranty
Homewood Police Department-AL	$225.00			$225.00	Installations
ICF Industries, Inc.	$1,413.79			$1,413.79	trade payable
Industrial Communications	$1,353.44			$1,353.44	trade payable
INTERACTIVE BROKERS LLC	$0.00			$0.00	Broker
INVESTORS INDEPENDENT TRUST CO.	$0.00			$0.00	Broker
Iron Mountain Off-Site Data Protection	$1,567.86			$1,567.86	trade payable
IROQUOIS MASTER FUND, LTD.	$0.00			$0.00	Broker
J & J Printing	$360.63			$360.63	trade payable
J.J.B. HILLIARD	$0.00			$0.00	Broker
J.P. MORGAN CLEARING CORP.	$0.00			$0.00	Broker
Jake's Industrial	$4,825.44	21	$4,825.44	$4,825.44	trade payable
James City County Police Department	$1,325.00			$1,325.00	Deferred Warranty
JANNEY MONTGOMERY SCOTT LLC	$0.00			$0.00	Broker
JEFFERIES & COMPANY	$0.00			$0.00	Broker
Johnson County Wastewater	$12.68			$12.68	Services
Johnson County Wastewater	$12.68			$12.68	trade payable
JP MORGAN	$0.00			$0.00	Broker
Kalamazoo County Sheriff's Department	$489.58			$489.58	Deferred Warranty
Kansas City Power & Light	$3,194.73			$3,194.73	trade payable
Kansas City Power & Light	$3,159.34	27	$2,089.11	$2,089.11	Utility Services
Kenilworth Police Department	$2,012.00			$2,012.00	Deferred Warranty
Kingsland Police Department	$108.01			$108.01	Deferred Warranty
Korra, Rohit	$660.00			$660.00	trade payable
Lake Quivira Police Department	$105.00			$105.00	Deferred Warranty
Lawton Police Department	$3,100.00			$3,100.00	Deferred Warranty
LEHMAN BROTHERS INC	$0.00			$0.00	Broker
Levi's Towncar Service	$160.00			$160.00	trade payable
Linden Police Department	$513.50			$513.50	Deferred Warranty
LogMeIn, Inc.	$5,940.00			$5,940.00	trade payable
Loughran, John	$745.49			$745.49	Expenses
Loxley Police Department	$339.00			$339.00	Deferred Warranty
LPL FINANCIAL	$0.00			$0.00	Broker
Lyon County Sheriffs Office	$300.00			$300.00	Deferred Warranty
Magtek, Inc.	$923.82			$923.82	trade payable
Manchester Police Department	$475.51			$475.51	Deferred Warranty
Marion Police Department	$1,908.00			$1,908.00	Deferred Warranty
Marketwire Inc.	$6,518.80	47	$8,375.35	$8,375.35	trade payable
MARSCO INVESTMENT CORPORATION	$0.00			$0.00	Broker
Mason, Roger L	$3,250.00			$3,250.00	Director Fee
McKenna, Christian - Expenses	$2,466.07			$2,466.07	trade payable
McMaster-Carr Supply Company	$351.85	18	$351.85	$351.85	trade payable
Mecosta County Sheriff	$1,312.50			$1,312.50	Deferred Warranty
Meritex, Inc.	$2,550.00	38	$29,695.20	$0.00	Amended and replaced by POC number 79.
Meritex, Inc.		79	$9,495.29	$9,495.29	Lease Claim
MERRILL LYNCH	$0.00			$0.00	Broker
Metal Product Company	$5,660.38	6	$5,660.38	$5,660.38	trade payable
Metra Electronics, Corp	$8,615.00	62	$8,615.00	$8,615.00	trade payable
Metro Police Fiscal Department	$10,548.75			$10,548.75	Deferred Warranty
Metropolian Govt of Nashville (Police Department)	$3,125.50	65	$35,790.07	$3,125.50	Deferred Warranty. Debtor has objected to Claim.
MNJ Tech	$1,090.00	36	$1,255.00	$1,255.00	trade payable
Monroe Police Department	$159.00			$159.00	Deferred Warranty
MORGAN KEEGAN & CO.	$0.00			$0.00	Broker
MORGAN STANLEY SMITH BARNEY	$0.00			$0.00	Broker
Mouser Electronics	$214.12			$214.12	trade payable
Muskogee County Sheriff's Office	$636.00			$636.00	Deferred Warranty
N.Carolina Revenue Dept		72	$10.00	$10.00	Unsecured portion of tax claim.
NASDAQ Stock Market LLC	$27,500.00			$27,500.00	trade payable
NATIONAL BANK FINANCIAL.	$0.00			$0.00	Broker
NATIONAL FINANCIAL SVCS LLC	$0.00			$0.00	Broker
Nevco Inc.	$298.86			$298.86	trade payable
New Buffalo Police Department	$742.00			$742.00	Deferred Warranty
Newark Police Department	$32,760.00			$32,760.00	Deferred Warranty
Newark Police Department	$13,900.00			$13,900.00	Installations
Nicholl, David H				$6,964.97	Unsecured portion of wage claim
Nicholl, Matt	$1,416.11			$0.00	Wage Claim was fully paid
Niles City Police Department	$316.00			$316.00	Deferred Warranty
Nisqually Police Department	$600.00			$600.00	Deferred Warranty
Northfield Police Department	$2,528.00			$2,528.00	Deferred Warranty
OHS-Compcare, LLC	$57.00			$57.00	trade payable
OPPENHEIMER & CO. INC.	$0.00			$0.00	Broker
Orange County Sheriff's Office	$636.00			$636.00	Deferred Warranty
Orono Police Department	$409.09			$409.09	Deferred Warranty
Osceola County Sheriff's Office	$9,184.33			$9,184.33	Deferred Warranty
Owen, David C.	$340.13			$15,158.97	Unsecured portion of wage claim
Owen, Laura	$1,446.88			$12,137.62	Unsecured portion of wage claim
Pacific NW Marketing.	$1,067.55	67	$1,067.55	$1,067.55	trade payable
Palm Bay Police Department	$537.42			$537.42	Deferred Warranty
PANAVISE PRODUCTS, INC.	$3,055.82			$3,055.82	trade payable
PAULSON INVESTMENT CO INC	$0.00			$0.00	Broker
PC Connection	$1,847.14			$1,847.14	trade payable
Pearson, Kristopher	$78.43	16	$11,116.80	$0.00	Paid per Court Order
PENSION FINANCIAL SVCS CANADA	$0.00			$0.00	Broker
PENSON FINANCIAL SERVICES	$0.00			$0.00	Broker
PERSHING LLC	$0.00			$0.00	Broker
Pickerington Police Department	$948.00			$948.00	Deferred Warranty
Plastic-Metals Technologies, Inc.	$2,915.86	61	$2,915.86	$2,915.86	trade payable
Plymouth Police Department	$5,500.66			$5,500.66	Deferred Warranty
PMC Associates	$1,169.84			$1,169.84	trade payable
Polsinelli Shughart	$97,315.75	22	$106,501.04	$106,501.04	trade payable
Pottawatamie County Sheriff's Office	$52.67			$52.67	Deferred Warranty
Praetorian Group, Inc.	$3,900.00	60	$5,200.00	$5,200.00	trade payable
Premier Vehicle Installation	$828.00			$828.00	trade payable
Primera Technology, Inc.	$3,010.01			$3,010.01	trade payable
PRIMEVEST FINANCIAL SERVICES	$0.00			$0.00	Broker
Procom Corporation	$368.67			$368.67	Deferred Warranty
Quality Printing	$1,252.35			$1,252.35	trade payable
R.E.M. Communications Inc.	$3,900.00			$3,900.00	trade payable
Radco Communications Inc.	$3,939.75			$3,939.75	trade payable
Radioland Inc.	$268.60			$268.60	Deferred Warranty
Ralston Police Department	$300.00			$300.00	Deferred Warranty
Ramsey Police Department	$5,237.00			$5,237.00	Deferred Warranty
Ramsey Police Department	$2,875.00			$2,875.00	Installations
Ray O' Herron Co. Inc.	$764.25			$764.25	trade payable
RAYMOND JAMES & ASSOCIATES	$0.00			$0.00	Broker
Raytheon-JPS Communications Inc.	$6,707.81			$6,707.81	Deferred Warranty
RBC CAPITAL MKTS CORP	$0.00			$0.00	Broker
RBC DOMINION SECURITIES.	$0.00			$0.00	Broker
Red Lodge Police Department	$260.00			$260.00	Deferred Warranty
Rehoboth Beach Police Department	$300.00			$300.00	Deferred Warranty
RELIANCE TRUST COMPANY	$0.00			$0.00	Broker
RESEARCH CAPITAL CORPORATION	$0.00			$0.00	Broker
Reyes, Nicholas	$216.42			$216.42	Expenses
RIDGE CLEARING & OUTSOURCING SOLUTIONS	$0.00			$0.00	Broker
ROBERT W. BAIRD & CO. INC.	$0.00			$0.00	Broker
Rock Springs Police Department	$8,137.50			$8,137.50	Deferred Warranty
Roselle Park Police Department	$1,286.00			$1,286.00	Deferred Warranty
RR DONNELLEY RECEIVABLES, INC.	$545.00			$545.00	trade payable
Rutland Police Department	$4,828.77			$4,828.77	Deferred Warranty
S & P Communications. (dba)	$2,275.00			$2,275.00	trade payable
S. Carolina Revenue Dept		32	$145.60	$145.60	Unsecured portion of tax claim.
Santa Fe Distributing	$3,790.67	1	$3,790.67	$3,790.67	trade payable
Schendel Pest Services	$181.65	42	$242.13	$242.13	trade payable
SCOTIACAPITAL INC.	$0.00			$0.00	Broker
SCOTTRADE INC	$0.00			$0.00	Broker
Securities & Exchange Comm	$0.00			$0.00	For notice purposes
Security Research Associates, Inc.	$2,500.00			$2,500.00	trade payable
SecurityStockWatch.com	$15,300.00	51	$15,300.00	$15,300.00	trade payable
Sensata Technologies	$8,352.00	7	$8,352.00	$8,352.00	trade payable
SHAREBUILDER SECURITIES CORPORATION	$0.00			$0.00	Broker
Shareholder.com	$179.46			$179.46	trade payable
Shepherdsville Police Department	$6,445.90			$6,445.90	Deferred Warranty
Showlei Associates		43	$8,500.00	$0.00	duplicate of POC 37
Showlei Associates	$13,030.00	37	$8,500.00	$8,500.00	trade payable
Shred-it	$220.00	35	$220.00	$220.00	trade payable
Siren Police Deaprtment	$210.67			$210.67	Deferred Warranty
Six Rivers Communications	$1,500.00			$1,500.00	Installations
Skyline Displays Heartland, Inc.	$7,791.64	45	$7,790.69	$7,790.69	trade payable
Smileys Tire & Auto Inc	$975.00			$975.00	trade payable
Sorbothane Inc.	$478.13			$478.13	trade payable
South Plains Communications:Potter Count	$48.00			$48.00	Deferred Warranty
SOUTHWEST SECURITIES	$0.00			$0.00	Broker
Sprint	$11,519.30	23	$11,033.78	$11,033.78	Services
Stambaugh, Larry G	$3,250.00			$3,250.00	Director Fee
Standard Coffee Service Co	$636.79			$636.79	trade payable
Standguard Water	$137.04			$137.04	Trade Payable
Starling, Pam	$1,625.00			$1,625.00	trade payable
STEPHENS INC.	$0.00			$0.00	Broker
STERNE AGEE & LEACH INC.	$0.00			$0.00	Broker
STIFEL NICOLAUS & CO.	$0.00			$0.00	Broker
Syracuse Police Department	$1,199.33			$1,199.33	Deferred Warranty
TD AMERITRADE CLEARING	$0.00			$0.00	Broker
TD WATERHOUSE	$0.00			$0.00	Broker
Teague Electric Construction, Inc.	$1,538.00			$1,538.00	trade payable
TERRA NOVA FINANCIAL	$0.00			$0.00	Broker
Terremark (formerly Data Return LLC)	$15,120.00			$15,120.00	trade payable
Texas Communications, Inc.	$975.00	48	$975.00	$975.00	trade payable
The Cambridge Group, Inc.	$581.40			$581.40	trade payable
The NetMark Group.	$563.73			$563.73	trade payable
Third Creek Advisors, LLC	$2,000.00	46	$2,000.00	$2,000.00	trade payable
Tietech	$41,649.60			$41,649.60	Inventory & Development not yet received
Titusville Police Department	$340.00			$340.00	Deferred Warranty
Total Com Inc.(v)	$975.00	57	$975.00	$975.00	trade payable
TRADESTATION SECURITIES	$0.00			$0.00	Broker
Triangle Communications, LLC	$2,400.00			$2,400.00	trade payable
TriSquare Communications	$440,800.00			$440,800.00	Inventory not yet received
Trumbull Police Department	$4,505.00			$4,505.00	Deferred Warranty
TW TELECOM	$3,188.25			$3,188.25	trade payable
Tyco Electronics Corporation	$63,593.20			$63,593.20	trade payable
UBS FINANCIAL SERVICES INC.	$0.00			$0.00	Broker
UBS SECURITIES LLC	$0.00			$0.00	Broker
Uline	$559.28	39	$559.28	$559.28	trade payable
Ultra Strobe Communications, Inc.	$725.00			$725.00	trade payable
UNC-Greensboro	$861.45			$861.45	Deferred Warranty
Unisource Document Products	$599.92	44	$649.06	$649.06	trade payable
United Office Products, Inc.	$56.42			$56.42	trade payable
University of Texas El Paso Police Depar	$1,672.28			$1,672.28	Deferred Warranty
University of Wyoming	$3,222.94			$3,222.94	Deferred Warranty
USAA BROKERAGE SERVICES	$0.00			$0.00	Broker
USAA Life Insurance Company	$123.22			$123.22	trade payable
VANGUARD BROKERAGE SERVICES	$0.00			$0.00	Broker
Venture Industrial Products, Inc.	$2,071.82			$2,071.82	trade payable
Vermillion Police Department	$447.67			$447.67	Deferred Warranty
Water District No. 1	$96.08			$96.08	Services
WEDBUSH MORGAN SECURITIES INC.	$0.00			$0.00	Broker
Weldex Corporation	$353.00			$353.00	trade payable
WELLS FARGO INVESTMENTS	$0.00			$0.00	Broker
Westhampton Beach Police Dept	$60.00			$60.00	Deferred Warranty
Whitaker, Kathryn E.	$262.50			$262.50	trade payable
White Oak Police Department	$307.95			$307.95	Deferred Warranty
Whitewater Wireless	$850.32			$850.32	Deferred Warranty
WILSON-DAVIS & CO.	$0.00			$0.00	Broker
Winona County Sheriff's Department	$101.38			$101.38	Deferred Warranty
Wireless Plus:Hendersonville PD, TN	$315.35			$315.35	Deferred Warranty
Woodbury Police Department	$7,980.00			$7,980.00	Deferred Warranty
Yakima Training Center	$1,270.20			$1,270.20	Deferred Warranty
York Contractors Inc.	$90.00			$90.00	trade payable
TOTALCLAIMS	$1,835,569.42		$649,191.10	$1,842,927.31
Initial Potential Available Cash				$61,812.53
Dividend				$0.03